SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                October 15 , 1997
                                -----------------
                Date of Report (Date of earliest event reported)

                        Interlink Computer Sciences, Inc.
                        ---------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

         000-21077                                     94-2990567
  ---------------------                     ------------------------------------
  (Commission File No.)                     (IRS Employer Identification Number)

                            47370 Fremont Boulevard,
                            Fremont, California 94538
                                 (510) 657-9800
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.       Other Items

         Gloria Purdy , as of the date hereof, has announced her decision to resign as Vice President and Chief Financial Officer of the Company. Her resignation will become effective December 31, 1997 or at such earlier time as the Company retains a new Chief Financial Officer. The Company has undertaken an active search for a replacement for Ms. Purdy.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Interlink Computer Sciences, Inc.


                                       By: /s/ Mickey Satterwhite
                                           ---------------------------------
                                           Mickey Satterwhite
                                           Vice President of Human Resources


                                       Dated:  October 15, 1997


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